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                                                                   EXHIBIT 3.121

[LOGO]                                                   TODD ROKITA
                                                      SECRETARY OF STATE
ARTICLES OF ORGANIZATION                             CORPORATIONS DIVISION
State Form 4945(9R/1-00)                          302 W, Washington St. Rn. E018
Approved by State Board of Accounts 1999               Indianapolis, IN 48204
                                                     Telephone: (317) 232-6576

INSTRUCTIONS:  Use 8 1/2" X 11" while paper for           Indiana Code 23-18-2-4
               attachments Present original and one       FILING FEE: $90,00
               (1) copy to the address in upper right
               corner of this form
               Please TYPE or PRINT. Please visit our
               office on the web at www.sos.in.gov

                            ARTICLES OF ORGANIZATION

The undersigned, desiring to form a Limited Liability Company (hereinafter referred to as "LLC") pursuant to the provisions of:

Indiana Business Flexibility Act, Indiana Code 23-18-1-1, et seq as amended, executes the following Articles of Organization:

                      ARTICLE I - NAME AND PRINCIPAL OFFICE

Name of LLC (the name must include the words "Limited Liability
Company","LLC",or "LLC') Wellstone Regional Hospital Acquisition, LLC

Principal Office: The address of the principal office of the LLC is: (optional)

Post office address                      City         State     ZIP code
840 Crescent Centre Drive, Suite 460     Franklin     TN        37067

                    ARTICLE II - REGISTERED OFFICE AND AGENT

Registered Agent: The name and street address of the LLC's Registered Agent and Registered Office for service of process are:

Name of Registered Agent
National Registered Agents, Inc.

Address of Registered Office (street or building)     City             Indiana     ZIP code
320 N, Meridian Street                                Indianapolis                 46204

                            ARTICLE III - DISSOLUTION

[ ] The latest date upon which the LLC is to dissolve:__________________________

|X| The Limited Liability Company is perpetual until dissolution

                             ARTICLE IV - MANAGEMENT

[ ] The Limited Liability Company will be managed by its members.

|X| The Limited Liability Company will be managed by a manager or managers.

In Witness Whereof, the undersigned executes these Articles of Organization and verifies, subject to penalties of perjury, that the statements contained herein are true,

this 14th day of June 2005.

Signature                                               Printed name
/s/ E. Brent Hill                                       E. Brent Hill
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This instrument was prepared by (name)
E. Brent Hill, Organizer

Address (number street, city and state)                 ZIP CODE
511 Union Street, Suite 2700, Nashville, TN              37215

(LOGO)    ARTICLES OF CORRECTION                                -----------------------
          State Form 26235 (R2/8-95)                            TODD ROKITA
          Approved by State Board of Accounts 1995              SECRETARY OF STATE
                                                                CORPORATIONS DIVISION
                                                                302 W. Washington St., Rm. E018
                                                                Indianapolis, IN 46204
                                                                Telephone (317) 232-6576

INSTRUCTIONS:     Use 8 1/2" x 11" white paper for inserts.
                  Present original and two (2) copies to address in upper right
                  corner of this form.                                                       Indiana Code 23-1-18-5
                  Please TYPE or PRINT.                                                      FILING FEE:  $30.00
                  Upon completion of filing the Secretary of State will issue a receipt.


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                             ARTICLES OF CORRECTION
                                       OF

                  Wellstone Regional Hospital Acquisition, LLC
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Name of Corporation

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This is a   [X] Domestic corporation     [ ] Foreign corporation incorporated or
                                             authorized to transact business in
                                             Indiana on   June 15, 2005
                                                          -------------
-----------------------.

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1.  The Articles of Correction are filed to correct: (Describe document to be corrected and date filed or attach incorrect document.)

                            Articles of Organization
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2.  These Articles of Correction are filed to correct:
    [X] an incorrect statement and/or   [ ] a defect in the execution,
                                            attestation, seal, verification or
                                            acknowledgement
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3.  The incorrect statement(s) is (are) as follows:
    (Attach additional sheet(s) if necessary.)

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Article IV - Management
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The Limited Liability Company will be managed by a manager or managers.
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4.  The statement(s) is (are) incorrect, or the manner of execution was defective for the following reason(s): (Attach additional sheet(s) if necessary.)
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The statement is incorrect because the Company will be managed by its members, not by a manager or managers.
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                         (Continued on the reverse side)

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5.  The following is (are) the corrected statement(s) and/or the corrected execution(s):  (Attach additional sheet(s) if necessary.)

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Article IV - Management
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The Limited Liability Company will be managed by its members.
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In Witness Whereof, the undersigned being the __________________________________
                                                         (Title)

of said Corporation executes these Articles of Correction and verifies, subject to penalties of perjury, that the facts contained herein are true, this
            29th           day of           June            ,  19        2005  .
--------------------------        ----------------------------------------------

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Signature                                  Printed name


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